Exhibit 99.1

NEWS RELEASE

Williams Industrial Services Group Inc. ♦ 100 Crescent Centre Parkway, Suite 1240 ♦ Tucker, GA 30084

FOR IMMEDIATE RELEASE

Williams Closes on New Credit Facilities

Facilities Expected to Reduce Interest Expense by Approximately $1.5 Million in 2021

ATLANTA, GA, December 17, 2020 – Williams Industrial Services Group Inc. (OTCQX: WLMS) (“Williams” or the “Company”), a construction and maintenance services company, today announced that it has entered into new credit agreements (the “Credit Facilities”), including a $50.0 million term loan facility (the “Term Loan”) with Energy Impact Credit Fund, an affiliate of Energy Impact Partners, as Agent to the Term Loan, CION Investment Corporation, and CrowdOut Capital, which consists of a $35.0 million initial term loan and a $15.0 million delayed draw facility, and a $30.0 million revolving credit facility (the “Revolver”) with PNC Bank, which together replaced its previous facilities.

“As promised, the Company has successfully completed the refinancing of its debt, with terms that reflect our improving operating performance and strong outlook,” said Tracy Pagliara, President and CEO of Williams. “This is another important step in Williams’ long journey to be recognized as a successfully restructured organization and a giant leap forward to a brighter future. The new Credit Facilities provide for a total of up to $80.0 million of availability to fund the Company’s many dynamic growth opportunities and are expected to drive over $1.5 million of interest expense reductions next year, given the lower rates. After paying off existing debt, we now have total indebtedness of $44.0 million. In keeping with our long-term goal of using operating cash flow to strengthen the balance sheet, the Company plans to continue to pay down debt and de-lever. I’d like to thank Randy Lay, our Senior Vice President and CFO, and the entire Williams finance team for getting this done in the middle of a pandemic, while the Company concurrently improved bottom line results and returns for our shareholders. We also appreciate the support shown by these new institutions in advancing the capital for the next phase of our progressive strategic plan.”

Under the terms of the Credit Facilities, the Revolver’s interest rate is LIBOR plus 2.25%, with a minimum LIBOR floor of 1.0%. The Term Loan’s interest rate is LIBOR plus 9.0%, with a minimum LIBOR floor of 1.0%, and a stepdown to LIBOR plus 8.5% on achieving a total leverage ratio, as defined in the Term Loan, of less than 2.50:1. Additional details regarding the Credit Facilities can be found in the Form 8-K filed by the Company with the U.S. Securities and Exchange Commission today. G2 Capital Advisors, LLC served as the exclusive financial advisor to the Company.

About Williams

Williams Industrial Services Group has been safely helping plant owners and operators enhance asset value for more than 50 years. The Company provides a broad range of construction, maintenance and modification, and support services to customers in energy and industrial end markets. Williams’ mission is to be the preferred provider of construction, maintenance, and specialty services through commitment to superior safety performance, focus on innovation, and dedication to delivering unsurpassed value to its customers. Additional information about Williams can be found on its website: www.wisgrp.com.

Forward-looking Statement Disclaimer

This press release contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s anticipated reduction in interest expense during the year ending December 31, 2021 and its ability to use operating cash flow to strengthen its balance sheet, continue to repay its debt and deleverage the Company, and successfully achieve its growth and strategic initiatives, including improving its bottom line and stockholder returns, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, some of which have been, and may further be, exacerbated by the COVID-19 pandemic, including its ability to comply with the terms of its debt instruments and access letters of credit, ability to implement strategic initiatives, business plans, and liquidity plans, and ability to maintain effective internal control over financial reporting and disclosure controls and procedures. Actual results, performance or achievements may differ materially from those expressed or implied in the forward-looking statements. Additional risks and uncertainties that could cause or contribute to such material differences include, but are not limited to, the Company’s level of indebtedness; the Company’s ability to make interest and principal payments on its debt and satisfy the financial and other covenants contained in its Credit Facilities; the Company’s ability to engage in certain transactions and activities due to limitations and covenants contained in its Credit Facilities; the Company’s ability to enter into new lending facilities, if needed, and to obtain adequate surety bonding and letters of credit; the Company’s ability to generate sufficient cash resources to continue funding operations, including investments in working capital required to support growth-related commitments that it makes to its customers, and the possibility that the Company incurs losses from operations in the future; exposure to market risks from changes in interest rates, including changes to or replacement of LIBOR; the possibility the Company may be required to write-down additional amounts of goodwill and other indefinite-lived assets; failure to maintain effective internal control over financial reporting and disclosure controls and procedures in the future; changes in the Company’s senior management and financial reporting and accounting teams, the ability of such persons to successfully perform their roles, and the Company’s ability to attract and retain qualified personnel, skilled workers and key officers; a failure to successfully implement or realize the Company’s business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities; the loss of one or more of the Company’s significant customers; the Company’s competitive position; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants and declines in public infrastructure construction and reductions in government funding, including funding by state and local agencies; costs exceeding estimates the Company uses to set fixed-price contracts; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performances or subcontractor insolvency; potential insolvency or financial distress of third parties, including the Company’s customers and suppliers; the Company’s contract backlog and related amounts to be recognized as revenue; the Company’s ability to maintain its safety record, the inherently dangerous nature of the services it provides, the risks of potential liability and adequacy of insurance; changes in the Company’s credit profile and market conditions affecting its relationships with suppliers, vendors and subcontractors; compliance with environmental, health, safety and other related laws and regulations; expiration of the Price-Anderson Act’s indemnification authority; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures; the impact of general economic conditions, including the current economic disruption and recession in the U.S. resulting from the COVID-19 pandemic; the impact of the COVID-19 pandemic on revenues, expenses, uncollectible accounts, capital investment programs, cash flows, liquidity, maintenance of existing assets, and other operating expenses; the potential for additional COVID-19 cases to occur at the Company’s active or future job sites, as has occurred at the Plant Vogtle site in Georgia, during the COVID-19 pandemic, which potentially could impact cost and labor availability; information technology vulnerabilities and cyberattacks on the Company’s networks; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti-bribery; the Company’s participation in multiemployer pension plans; the impact of any disruptions resulting from the expiration of collective bargaining agreements; availability of raw materials and inventories; the impact of natural disasters and other severe catastrophic events (such as the ongoing COVID-19 pandemic); future income tax payments and utilization of net operating loss and foreign tax credit carryforwards, including any impact relating to the Tax Cuts and Jobs Act of 2017, the CARES Act or other tax changes; future compliance with orders of and agreements with regulatory agencies; volatility of the market price for the Company’s common stock and stockholders’ ability to resell their shares of the Company’s common stock; the Company’s ability to pay cash dividends in the future; the impact of future offerings or sales of the Company’s common stock on the market price of such stock; expected outcomes of legal or regulatory proceedings and their expected effects on the Company’s results of operations, including future liabilities, fees and expenses resulting from the Koontz-Wagner bankruptcy filing; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results.

Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the sections of the Annual Report on Form 10-K for its 2019 fiscal year and subsequently filed Quarterly Reports on Form 10-Q titled “Risk Factors.” Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly.

Investor Contact:

Chris Witty

Darrow Associates

646-345-0998

cwitty@darrowir.com